                               JOHN HANCOCK TRUST

                         SUPPLEMENT DATED MAY 14, 2007
                      TO THE PROSPECTUS DATED MAY 1, 2007

     The following amends and restates information under the "Past Performance" section for the American Asset Allocation Trust:

Past Performance (A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use John Hancock Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series II shares. During the time period shown in the bar chart, the highest quarterly return was 12.04% (for the quarter ended June 30, 2003) and the lowest return was 12.45% (for the quarter ended September 30, 2002).

     The table below reflects the performance for the period ended December 31, 2006.


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
        19.59%     12.29%     6.45%      3.84%      0.02%     -12.85%     21.24%     7.69%      8.64%      14.10%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

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
                                                            One      Five        Ten
                                                           Year      Years      Years
 American Asset Allocation Trust
   Series I                                                14.27%     7.28%     7.83%
   Series II                                               14.10%     7.12%     7.67%
   Series III                                              14.67%     7.66%     8.21%
 S&P 500 Index                                             15.79%     6.19%     8.42%
 Lehman Brothers Aggregate Bond Index                       4.33%     5.06%     6.24%

(A)Series I, Series II and Series III shares were first offered April 30, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. In the case of Series I shares, the performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.60% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. In the case of Series II shares, the performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. In the case of Series III shares, the performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.25% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust.